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                                                                   Exhibit 10.23

               ADDENDUM TO SECURITY AGREEMENT: SECURITIES ACCOUNT

         THIS ADDENDUM is attached to and made a part of that certain Security
Agreement: Securities Account executed by NASTECH PHARMACEUTICAL COMPANY INC. ("Debtor") in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), dated as of December 19, 2003 (the "Agreement").

         The following provisions are hereby incorporated into the Agreement:

         1. Securities Account Activity. So long as no Event of Default exists, Debtor, or any party authorized by Debtor to act with respect to the Securities Account, may receive payments of interest and/or cash dividends earned on financial assets maintained in the Securities Account. Without Bank's prior written consent, except as permitted by the preceding sentence, neither Debtor nor any party other than Bank may (a) withdraw or receive any distribution of any of the Collateral from the Securities Account, or (b) trade financial assets maintained in the Securities Account. The Collateral Value of the Securities Account shall at all times be equal to or greater than one hundred percent (100%) of the outstanding principal balance of the Indebtedness secured hereby. In the event the Collateral Value, for any reason and at any time, is less than the required amount, Debtor shall promptly make a principal reduction on the Indebtedness or deposit additional assets of a nature satisfactory to Bank into the Securities Account, in either case in amounts or with values sufficient to achieve the required Collateral Value.

         2. "Collateral Value" means the percentage set forth below of the lower of the face or market value, or the lower of the face or redemption value, as appropriate, for each type of investment property held in the Securities Account at the time of computation, with such value and the classification of any particular investment property in all instances determined by Bank in its sole discretion, and excluding from such computation (a) all Common Trust Funds,
(b) any stock with a market value of $10.00 or less, and (c) all investment property from an issuer if Bank determines such issuer to be ineligible.

Type of Investment Property                                                     Percentage
---------------------------                                                     ----------
CASH AND CASH EQUIVALENTS                                                          100%

U.S. GOVERNMENT BILLS, NOTES AND U.S. GOVERNMENT
SPONSORED AGENCY SECURITIES:

  (a) with maturities less than or equal to 5 years                                 90%

  (b) with maturities greater than 5 years but
      less than or equal to 10 years                                                85%

  (c) with maturities greater than 10 years                                         80%

CORPORATE AND MUNICIPAL BONDS AND NOTES:

  (a) rated AAA/Aaa, AA/Aa or SP-1 by a nationally recognized
      rating agency with maturities less than or equal to 5 years                   85%

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
  (b) rated AAA/Aaa, AA/Aa or SP-1 by a nationally recognized rating agency
      with maturities greater than 5 years but less than or equal to 10 years       80%

  (c) rated AAA/Aaa, AA/Aa or SP-1 by a nationally recognized
      rating agency with maturities greater than 10 years                           75%

  (d) rated A, Baa, BBB or SP-2 by a nationally recognized
      rating agency with maturities less than or equal to 5 years                   80%

  (e) rated A, Baa, BBB or SP-2 by a nationally recognized rating agency with
      maturities greater than 5 years but less than or equal to 10 years            75%

  (f) rated A, Baa, BBB or SP-2 by a nationally recognized
      rating agency with maturities greater than 10 years                           70%

COMMERCIAL PAPER:

  (a) rated A1 or P1 by a nationally recognized rating agency                       80%

  (b) rated A2 or P2 by a nationally recognized rating agency                       70%

COMMON AND PREFERRED STOCK:

  (a) traded on the New York Stock Exchange                                         75%

  (b) traded on NASDAQ, the American Stock Exchange or a regional exchange:

      (i) with a market capitalization greater than $7.5B and

          ** rated A+, A or A- by a nationally recognized rating agency             75%
          ** rated B+ by a nationally recognized rating agency                      60%
          ** rated B, B- or C by a nationally recognized rating agency              50%

      (ii) with a market capitalization greater than $1B but less than or equal to $7.5B and

           ** rated A+, A or A- by a nationally recognized rating agency            60%
           ** rated B+ by a nationally recognized rating agency                     50%
           ** rated B, B- or C by a nationally recognized rating agency             40%

      (iii) with a market capitalization greater than or equal to $500MM but less than $1B and

            ** rated A+, A or A- by a nationally recognized rating agency           50%
            ** rated B+ by a nationally recognized rating agency                    40%
            ** rated B, B- or C by a nationally recognized rating agency            30%

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
MUTUAL FUNDS:

  (a) Listed Money Market                                                           95%

  (b) Short Term Taxable or Tax Exempt Bonds                                        90%

  (c) Intermediate Term Taxable or Tax Exempt Bonds                                 85%

  (d) General Taxable Bonds                                                         80%

  (e) Municipal Bonds, Single State Bonds or Long Term Corporate Taxable Bonds      75%

  (f) Balanced Stock and Bond Funds (includes flexible portfolio)                   75%

  (g) Domestic Large Cap Stock                                                      70%

  (h) Domestic Equity Income Stock                                                  70%

  (i) Domestic Mortgage Taxable Bonds                                               70%

  (j) Multi Cap Growth, Value and Core Stock                                        60%

  (k) Mid Cap Growth, Value and Core Stock                                          60%

  (I) Small Cap Growth, Value and Core Stock                                        50%

  (m) Specialty Equity Stock                                                        50%

  (n) Sector, International, High Yield Taxable and Tax Exempt Stocks
      and Bonds                                                                     50%

  (o) Listed NASDAQ Mutual Funds                                                    50%

  3. Exclusion from Collateral. Notwithstanding anything herein to the contrary, the terms "Collateral" and "Proceeds" do not include, and Bank disclaims a security interest in all Common Trust Funds now or hereafter maintained in the Securities Account.

  4.       "Common Trust Funds" means common trust funds as described in 12 CFR
9.18 and includes, without limitation, common trust funds maintained by Bank for the exclusive use of its fiduciary clients.

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         IN WITNESS WHEREOF, this Addendum has been executed as of the same date as the Agreement.

                                         WELLS FARGO BANK,

NASTECH PHARMACEUTICAL                     NATIONAL ASSOCIATION
COMPANY INC.

By:/s/ Steven Quay                       By:/s/ Jeremy B. Smith
   ---------------------                    -----------------------------
   Steven Quay, CEO                         Jeremy B. Smith, Vice President

By:/s/ Greg Weaver
   ---------------------
   Greg Weaver, CFO

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